Exhibit 99.4


[CANCELLED ON 6/12/03]

                                                            CUSIP NO 03073A 10 3

Number                                                                Shares
1571                                                                1,000,000
                               AmeriNet Group.com
                               AUTHORIZED COMMON
                            STOCK: 30,000,000 SHARES
                                PAR VALUE: $.01



THIS CERTIFIES THAT CARRINGTON CAPITAL CORP.

IS THE RECORD HOLDER OF ONE MILLION

                Shares of AMERINET GROUP.COM, INC. Common Stock

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate property endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated:   6-19-01



/s/ G. Richard Chamberlin                              /s/ Michael A. Jordan
-----------------------------                          -------------------------
SECRETARY                                              PRESIDENT

                                [CORPORATE SEAL]

[CANCELLED ON 6/12/03]

                                                            CUSIP NO 03073A 10 3

Number                                                                Shares
1572                                                                1,000,000
                               AmeriNet Group.com
                               AUTHORIZED COMMON
                            STOCK: 30,000,000 SHARES
                                PAR VALUE: $.01



THIS CERTIFIES THAT CARRINGTON CAPITAL CORP.

IS THE RECORD HOLDER OF ONE MILLION

                Shares of AMERINET GROUP.COM, INC. Common Stock

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate property endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated:   6-19-01



/s/ G. Richard Chamberlin                              /s/ Michael A. Jordan
-----------------------------                          -------------------------
SECRETARY                                              PRESIDENT

                                [CORPORATE SEAL]

[CANCELLED ON 6/12/03]

                                                            CUSIP NO 03073A 10 3

Number                                                                Shares
1573                                                                1,000,000
                               AmeriNet Group.com
                               AUTHORIZED COMMON
                            STOCK: 30,000,000 SHARES
                                PAR VALUE: $.01



THIS CERTIFIES THAT CARRINGTON CAPITAL CORP.

IS THE RECORD HOLDER OF ONE MILLION

                Shares of AMERINET GROUP.COM, INC. Common Stock

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate property endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated:   6-19-01



/s/ G. Richard Chamberlin                              /s/ Michael A. Jordan
-----------------------------                          -------------------------
SECRETARY                                              PRESIDENT

                                [CORPORATE SEAL]

[CANCELLED ON 6/12/03]

                                                            CUSIP NO 03073A 10 3

Number                                                                Shares
1574                                                                1,000,000
                               AmeriNet Group.com
                               AUTHORIZED COMMON
                            STOCK: 30,000,000 SHARES
                                PAR VALUE: $.01



THIS CERTIFIES THAT CARRINGTON CAPITAL CORP.

IS THE RECORD HOLDER OF ONE MILLION

                Shares of AMERINET GROUP.COM, INC. Common Stock

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate property endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated:   6-19-01



/s/ G. Richard Chamberlin                              /s/ Michael A. Jordan
-----------------------------                          -------------------------
SECRETARY                                              PRESIDENT

                                [CORPORATE SEAL]

[CANCELLED ON 7/1/03]

                                                            CUSIP NO 316595 10 7

Number                                                                Shares
2071                                                                 783,529
                            Fields Technologies, Inc.
                            AUTHORIZED COMMON STOCK:
                                 PAR VALUE: $.01



THIS CERTIFIES THAT CARRINGTON CAPITAL CORP.

IS THE RECORD HOLDER OF SERVEN HUNDRED EIGHT THREE THOUSAND FIVE HUNDRED TWENTY NINE

                Shares of FIELDS TECHNOLOIGES, INC. Common Stock

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate property endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated:   10-3-01

, Secretary Randall K. Fields, President


/s/ Narayan Krishnan                                    /s/ Randall K. Fields
-----------------------------                          -------------------------
SECRETARY                                              PRESIDENT

                                [CORPORATE SEAL]